UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2019

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36104

Delaware	36-4466837
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850

Chicago, Illinois 60606

(Address of principal executive offices, including zip code)
(312) 951-0600

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Item 2.02.	Results of Operations and Financial Condition.

On May 7, 2019, Potbelly Corporation ("Potbelly") issued a press release disclosing earnings and other financial results for its first fiscal quarter ended March 31, 2019, and that as previously announced, its management would review these results in a conference call at 5:00 p.m. Eastern Time on May 7, 2019. The full text of the press release is furnished hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sue Collyns, a member of the Board of Directors (the "Board") of Potbelly and a member of the Audit Committee of the Board, resigned from the Board effective as of May 3, 2019 and withdrew as a director nominee for election at Potbelly’s Annual Meeting of Shareholders to be held on May 16, 2019 (the “Annual Meeting”).  Ms. Collyns indicated that her resignation is not related to any disagreement with Potbelly or with Potbelly's operations, policies, or practices.  Effective upon Ms. Collyns's resignation as a director, the size of Potbelly's Board was reduced from nine to eight directors.

Other than Ms. Collyns, the nominees named in Potbelly’s Proxy Statement dated April 2, 2019 will stand for election at the Annual Meeting. Notwithstanding Ms. Collyns’s resignation and withdrawal as a director nominee, the form of proxy card included in the original distribution of the Proxy Statement remains valid; however, any votes that are submitted with respect to Ms. Collyns’s nomination (either voting “For” or “Withhold”) will be disregarded.

Item 8.01.	Other Events.

As a result of her resignation as a member of the Board, Ms. Collyns will not be a nominee for election as a director at Potbelly's Annual Meeting of Shareholders on May 16, 2019.  Any shares represented at the Annual Meeting by proxy cards or voting instructions will not be voted for Ms. Collyns, but otherwise will be voted as authorized pursuant to the voting authority granted to the proxies. The proxy card or voting instruction form distributed with Potbelly's proxy statement remains valid and stockholders who have already returned their proxy card or provided voting instructions do not need to take any action in order for their shares to be voted.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Potbelly Corporation Press Release dated May 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2019	Potbelly Corporation

	By:	/s/ Thomas Fitzgerald
	Name:	Thomas Fitzgerald
	Title:	Chief Financial Officer
(Principal Financial Officer)